MUNIHOLDINGS
                                                              CALIFORNIA
                                                              INSURED FUND, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              February 28, 1999

                   MuniHoldings California Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                   MuniHoldings California Insured Fund, Inc., February 28, 1999

DEAR SHAREHOLDER

For the six months ended February 28, 1999, the Common Stock of MuniHoldings California Insured Fund, Inc. earned $0.429 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.50%, based on a month-end per share net asset value of $15.75. Over the same period, the total investment return on the Fund's Common Stock was +2.44%, based on a change in per share net asset value from $15.88 to $15.75, and assuming reinvestment of $0.494 per share ordinary income dividends and $0.018 per share capital gains distributions.

For the six months ended February 28, 1999, the Fund's Preferred Stock had an average yield of 3.25% for Series A and 3.13% for Series B.

The Municipal Market Environment

During most of the six months ended February 28, 1999, fixed-income investors concentrated on the positive elements within the current economic framework. On an annual basis, US economic growth remained modest, although it strengthened somewhat in recent months. More important, continued weak foreign economic growth has been seen as preventing US growth from overheating and generating increased inflationary pressures. World commodity prices continued to decline to their lowest level in over a decade, reinforcing the extremely positive inflationary environment in the United States. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November. These actions were taken both to ensure that US domestic economic growth would not be negatively impacted by weak foreign demand and that US financial markets would have adequate liquidity to offset deteriorating financial conditions in Asia, Russia and Brazil. Despite considerable volatility, such positive factors allowed long-term fixed-income interest rates to modestly decline into late January 1999. During the six-month period ended February 28, 1999, US Treasury bond yields declined almost 20 basis points (0.20%) to 5.09%, and long-term tax-exempt revenue bond yields fell approximately 10 basis points to 5.17%, as measured by the Bond Buyer Bond Revenue Index.

However, during February investors have developed a more negative bias toward both the prospects for US economic growth and long-term bond yields. Economic indicators released during February did not suggest that the US economy was materially stronger in February than it had been in January or even in late 1998. Inflationary measures, such as the consumer price index and the gross domestic product price deflator, have continued to suggest that domestic price pressures are nearly non-existent. The consensus among economists was that Federal Reserve Board Chairman Alan Greenspan's Humphrey-Hawkins testimony emphasized that the balance between moderate economic growth and low inflation seen in recent quarters remains in place and that it was unlikely that the Federal Reserve Board would lower or raise short-term interest rates during 1999. However, investors largely chose to ignore these interpretations and began to anticipate that the Federal Reserve Board was likely to raise short-term interest rates sometime during 1999. Subsequently, fixed-income bond yields rose for the remainder of the month. In February, US Treasury bond yields rose almost 50 basis points to 5.57%, and long-term uninsured municipal revenue bond yields rose less than 15 basis points to end the month at 5.29%. During the February quarter, US Treasury bond yields rose 30 basis points, while long-term municipal bond yields rose less than 5 basis points, as measured by the Bond Buyer Revenue Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in annual new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. This has led to the outperformance by long-term municipal bonds seen thus far in 1999. Over the last 12 months, more than $275 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 16% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed dramatically in recent quarters. During the last six months, over $120 billion in new tax-exempt bonds was issued, a decrease of approximately 7% compared to the same period a year ago. During the quarter ended February 28, 1999, less than $60 billion in new long-term municipal bonds was underwritten, representing a decline of nearly 10% compared to the quarter ended February 28, 1998.

The pace of tax-exempt issuance slowed further in 1999. Year-to-date issuance was less than $33 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received over $40 billion in coupon payments, maturities and proceeds from early redemptions in January and February. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this situation closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999.

Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong "flight to quality" demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By February 28, 1999, long-term tax-exempt bond yields were at 95% of US Treasury bond yields. Municipal bond yield ratios have averaged approximately 92% for the last 12 months. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the annual increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%-88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. While some Pacific Rim economies are expected to improve somewhat in 1999, the economies of Japan and much of Europe are unlikely to show much growth in the coming months. Also, economic problems in Russia and Brazil remain unresolved suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors suggest that there is little immediate risk of sustained significant increases in long-term bond yields.

Portfolio Strategy

During the six-month period ended February 28, 1999, we maintained our constructive portfolio strategy for MuniHoldings California Insured Fund, Inc. We believed that a continuation of current equity market turmoil would have a negative impact on economic growth, thereby constricting global inflation and forcing interest rates lower over the next several months. As this scenario came to


                                     2 & 3

                   MuniHoldings California Insured Fund, Inc., February 28, 1999

pass, economic turmoil increased in various parts of the world, including Russia and Brazil. While the US economy performed much better than anticipated, inflation remained quite benign. Beginning in late January 1999, we shifted the Fund toward a more neutral position on interest rates. Consequently, we started to reduce our exposure to the long end of the municipal yield curve and placed an emphasis on municipal bonds in the 20-year sector as the yield differential started to narrow considerably. Looking ahead, we believe this strategy will enable the Fund to be less sensitive to any negative market movement should interest rates start to rise.

In Conclusion

We appreciate your ongoing interest in MuniHoldings California Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

April 5, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniHoldings California Insured Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================

PROXY RESULTS

During the six-month period ended February 28, 1999, MuniHoldings California Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 15, 1998. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------
                                                                     Shares Voted      Shares Withheld
                                                                          For            From Voting
--------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Ronald W. Forbes              8,237,955           58,279
                                         Cynthia A. Montgomery         8,235,788           60,446
                                         Kevin A. Ryan                 8,237,955           58,279
                                         Arthur Zeikel                 8,237,955           58,279
--------------------------------------------------------------------------------------------------------

                                                              Shares Voted   Shares Voted   Shares Voted
                                                                   For          Against        Abstain
--------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.     8,220,104        32,465         43,665
--------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 1999, MuniHoldings California Insured Fund, Inc. Preferred Stock (Series A and B) shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 15, 1998. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------
                                                                     Shares Voted      Shares Withheld
                                                                          For            From Voting
--------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Ronald W. Forbes,
   Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan,
   Richard R. West and Arthur Zeikel as follows:
                                         Series A                      1,555                0
                                         Series B                      1,600                0
--------------------------------------------------------------------------------------------------------

                                                              Shares Voted   Shares Voted   Shares Voted
                                                                   For          Against        Abstain
--------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year
   as follows:
                                         Series A                   1,522         32              0
                                         Series B                   1,600         00              0
--------------------------------------------------------------------------------------------------------


                                      4 & 5

                   MuniHoldings California Insured Fund, Inc., February 28, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's   Face                                                                                Value
STATE               Ratings  Ratings  Amount  Issue                                                                      (Note 1a)
=================================================================================================================================
California--94.5%   NR*      Aaa      $6,000  Antioch, California, Public Financing Authority, Reassessment Revenue
                                              Bonds, Series A, 5% due 9/02/2013 (a)                                       $ 6,114
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,345  California ABC Unified School District, GO, Series A, 5.625% due
                                              8/01/2020 (c)                                                                 3,572
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       1,220  California Community College Financing Authority, Lease Revenue Bonds
                                              (West Valley--Mission Community College), 5.50% due 5/01/2017 (d)             1,288
                    -------------------------------------------------------------------------------------------------------------
                                              California HFA, Revenue Bonds, Home Mortgage, AMT:
                    AAA      Aaa       4,125    Series E, 6.10% due 8/01/2029 (a)                                           4,394
                    AAA      Aaa       1,000    Series I, 5.75% due 2/01/2029 (d)                                           1,044
                    AAA      Aaa       4,600    Series M, 5.60% due 8/01/2029 (d)                                           4,740
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       6,355  California HFA, Revenue Bonds, S/F Mortgage, AMT, Series C-2, Class II,
                                              5.625% due 8/01/2020 (d)(g)                                                   6,581
                    -------------------------------------------------------------------------------------------------------------
                    NR*      Aaa      10,000  California Health Facilities Finance Authority Revenue Bonds, RITR,
                                              Series 14, 7.47% due 8/15/2030 (d)(e)                                        10,542
                    -------------------------------------------------------------------------------------------------------------
                                              California Health Facilities Finance Authority, Revenue Refunding Bonds:
                    AAA      Aaa       2,500    (Childrens Hospital), 5.375% due 7/01/2016 (d)                              2,600
                    AAA      Aaa       4,500    (Childrens Hospital), 5.375% due 7/01/2020 (d)                              4,614
                    AAA      Aaa       5,000    (Little Co. of Mary Health Service), 4.50% due 10/01/2028 (a)               4,594
                    -------------------------------------------------------------------------------------------------------------
                                              California Pollution Control Financing Authority, PCR, VRDN, Refunding (f):
                    A1+      NR*       2,000    (Pacific Gas and Electric), Series F, 3.10% due 11/01/2026                  2,000
                    A1       P1          600    (Southern California Edison), Series D, 3.55% due 2/28/2008                   600
                    -------------------------------------------------------------------------------------------------------------
                    A1+      VMIG1+    1,000  California State Economic Development Financing Authority Revenue Bonds
                                              (California Independent Systems Project), VRDN, Series D, 3.10% due
                                              4/01/2008 (f)                                                                 1,000
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,000  California State Public Works Board, Department of Corrections, Lease
                                              Revenue Bonds, Series A, 5.50% due 1/01/2017 (a)                              2,100
                    -------------------------------------------------------------------------------------------------------------
                                              California State Public Works Board, Lease Revenue Refunding Bonds (a):
                    AAA      Aaa       2,625    (Various Community College Projects), Series B, 5.625% due 3/01/2019        2,784
                    AAA      Aaa       3,000    (Various University of California Projects), Series A, 5.40% due
                                                12/01/2016                                                                  3,159
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       9,620  California State Veterans Bonds, GO, Refunding, AMT, Series BH, 5.50%
                                              due 12/01/2024 (c)                                                            9,854
                    -------------------------------------------------------------------------------------------------------------
                    AAA      NR*       2,035  California Statewide Communities Development Authority, COP, Refunding
                                              (San Diego State University Foundation), 5.30% due 3/01/2017 (a)              2,107
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,480  Central Coast Water Authority, California, Revenue Refunding Bonds
                                              (State Water Project Regional Facilities), Series A, 5% due
                                              10/01/2022 (a)                                                                2,463
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       3,690  Contra Costa County, California, COP, Refunding (Merrithew Memorial
                                              Hospital Project), 5.50% due 11/01/2022 (d)                                   3,879
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       7,000  El Dorado County, California, Public Agency Financing Authority, Revenue
                                              Refunding Bonds, 5.50% due 2/15/2021 (b)                                      7,354
                    -------------------------------------------------------------------------------------------------------------
                    NR*      Aaa       6,200  Los Angeles, California, Department of Water and Power, Electric Plant
                                              Revenue Bonds, RITR, Series 18, 7.52% due 11/15/2031 (b)(e)                   6,535
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       4,240  Los Angeles, California, M/F Housing Revenue Refunding Bonds, Senior
                                              Series G, 5.65% due 1/01/2014 (c)                                             4,398
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      10,000  Los Angeles County, California, Metropolitan Transportation Authority,
                                              Sales Tax Revenue Refunding Bonds, Proposition A, First Tier, Senior
                                              Series A, 5.25% due 7/01/2027 (d)                                            10,169
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       1,750  Metropolitan Water District, Southern California, Waterworks Revenue
                                              Bonds, Series A, 5.50% due 7/01/2025 (d)                                      1,831
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       2,000  Montebello, California, Community Redevelopment Agency, Housing Tax
                                              Allocation Bonds, Series A, 5.45% due 9/01/2019 (c)                           2,067
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      16,000  Norco, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                                              (Norco Redevelopment Project--Area Number 1), 5.75% due 3/01/2026 (d)        17,175
                    -------------------------------------------------------------------------------------------------------------
                    NR*      Aaa       3,600  Northern California Transmission Revenue Bonds, RITR, Series 16, 7.22%
                                              due 5/01/2020 (d)(e)                                                          3,690
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       1,300  Oakland, California, GO, Measure K, Series C, 5.80% due 12/15/2018 (d)        1,411
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,750  Palm Desert, California, Financing Authority, Tax Allocation Revenue
                                              Refunding Bonds (Project Area Number 1), 5.45% due 4/01/2018 (d)              6,012
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       5,000  Pittsburg, California, Public Financing Authority, Water Revenue Bonds,
                                              5.50% due 6/01/2027 (d)                                                       5,268
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       7,500  Pittsburg, California, Redevelopment Agency, Tax Allocation Bonds (Los
                                              Medanos Project Area), Series B, 5.70% due 8/01/2032 (c)                      8,180
                    -------------------------------------------------------------------------------------------------------------
                                              Port Oakland, California, Port Revenue Bonds (d):
                    AAA      Aaa       2,000    AMT, Series G, 5.375% due 11/01/2025                                        2,046
                    AAA      Aaa       7,000    Series J, 5.50% due 11/01/2026                                              7,387
                    -------------------------------------------------------------------------------------------------------------
                                              San Francisco, California, City and County Airport Commission,
                                              International Airport Revenue Bonds, AMT, Second Series:
                    AAA      Aaa       2,000    Issue 10-A, 5.70% due 5/01/2026 (d)                                         2,126
                    AAA      Aaa       6,000    Issue 12-A, 5.80% due 5/01/2021 (b)                                         6,385
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       6,000  San Francisco, California, City and County Redevelopment Financing
                                              Authority, Tax Allocation Refunding Bonds (Redevelopment Project),
                                              Series D, 5.18%** due 8/01/2022 (d)                                           1,804
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa      10,000  San Francisco, California, State Building Authority, Lease Revenue Bonds
                                              (San Francisco Civic Center Complex), Series A, 5.25% due 12/01/2021 (a)     10,175
                    -------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       7,750  Southern California Public Power Authority, Revenue Refunding Bonds
                                              (Southern Transmission Project), 5.75% due 7/01/2021 (d)                      8,204
                    -------------------------------------------------------------------------------------------------------------
                                              University of California Revenue Bonds:
                    AAA      Aaa       3,000    (Multiple Purpose Projects), Series E, 5.125% due 9/01/2016 (d)             3,077
                    AAA      Aaa       4,000    (University of California--Davis Medical Center), 5.75% due
                                                7/01/2024 (a)                                                               4,277
=================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HFA     Housing Finance Agency
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes


                                     6 & 7

                   MuniHoldings California Insured Fund, Inc., February 28, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's   Face                                                                                Value
STATE               Ratings  Ratings  Amount  Issue                                                                      (Note 1a)
=================================================================================================================================
Puerto Rico--5.9%   A        Baa1     $4,000  Puerto Rico Commonwealth, GO, 5.375% due 7/01/2025                         $  4,079
                    -------------------------------------------------------------------------------------------------------------
                    A        Baa1      8,000  Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                                              Revenue Bonds, Series Y, 5.50% due 7/01/2026                                  8,289
=================================================================================================================================
                    Total Investments (Cost--$205,275)--100.4%                                                            211,968

                    Liabilities in Excess of Other Assets--(0.4%)                                                            (791)
                                                                                                                         --------
                    Net Assets--100.0%                                                                                   $211,177
                                                                                                                         ========
=================================================================================================================================

      (a)   AMBAC Insured.
      (b)   FGIC Insured.
      (c)   FSA Insured.
      (d)   MBIA Insured.
      (e)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1999.
      (f)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 1999.
      (g)   FHA Insured.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      +     Highest short-term rating by Moody's Investors Service, Inc.

            See Notes to Financial Statements

Quality Profile

The quality ratings of securities in the Fund as of February 28, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................      92.8%
A/A ..............................................................       5.9
Other+ ...........................................................       1.7
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of February 28, 1999
==================================================================================================================================
Assets:        Investments, at value (identified cost -- $205,275,061) (Note 1a) ...................                  $211,967,924
               Cash ................................................................................                        26,735
               Interest receivable .................................................................                     2,589,428
               Prepaid expenses and other assets ...................................................                         4,912
                                                                                                                      ------------
               Total assets ........................................................................                   214,588,999
                                                                                                                      ------------
==================================================================================================================================
Liabilities:   Payables:
                 Securities purchased ..............................................................   $  3,076,994
                 Dividends to shareholders (Note 1f) ...............................................         92,629
                 Investment adviser (Note 2) .......................................................         83,164
                 Offering costs (Note 1e) ..........................................................         61,020      3,313,807
                                                                                                       ------------
               Accrued expenses and other liabilities ..............................................                        97,824
                                                                                                                      ------------
               Total liabilities ...................................................................                     3,411,631
                                                                                                                      ------------
==================================================================================================================================
Net Assets:    Net assets ..........................................................................                  $211,177,368
                                                                                                                      ============
==================================================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.10 per share (3,200 shares of AMPS*
                 issued and outstanding at $25,000 per share liquidation preference) ...............                  $ 80,000,000
                 Common Stock, par value $.10 per share (8,327,187 shares issued and outstanding) ..   $    832,719
               Paid-in capital in excess of par ....................................................    123,014,811
               Undistributed investment income--net ................................................        721,957
               Accumulated realized capital losses on investments--net .............................        (84,982)
               Unrealized appreciation on investments--net .........................................      6,692,863
                                                                                                       ------------
               Total--Equivalent to $15.75 net asset value per share of Common Stock
               (market price--$15.50) ..............................................................                   131,177,368
                                                                                                                      ------------
               Total capital .......................................................................                  $211,177,368
                                                                                                                      ============
==================================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended February 28, 1999
==================================================================================================================
Investment               Interest and amortization of premium and discount earned ...                  $ 5,559,176
Income (Note 1d):
==================================================================================================================
Expenses:                Investment advisory fees (Note 2) ..........................   $   579,693
                         Commission fees (Note 4) ...................................        96,301
                         Accounting services (Note 2) ...............................        38,312
                         Professional fees ..........................................        32,032
                         Printing and shareholder reports ...........................        28,045
                         Transfer agent fees ........................................        15,989
                         Directors' fees and expenses ...............................         9,253
                         Custodian fees .............................................         7,080
                         Listing fees ...............................................         5,114
                         Pricing fees ...............................................         3,205
                                                                                        -----------
                         Total expenses before reimbursement ........................       815,024
                         Reimbursement of expenses (Note 2) .........................       (43,247)
                                                                                        -----------
                         Total expenses after reimbursement .........................                      771,777
                                                                                                       -----------
                         Investment income--net .....................................                    4,787,399
                                                                                                       -----------
==================================================================================================================
Realized & Unreal-       Realized gain on investments--net ..........................                      675,444
ized Gain (Loss) on      Change in unrealized appreciation on investments--net ......                   (1,035,911)
Investments--Net                                                                                       -----------
(Notes 1b, 1d & 3):      Net Increase in Net Assets Resulting from Operations .......                  $ 4,426,932
                                                                                                       ===========
==================================================================================================================

            See Notes to Financial Statements.


                                     8 & 9

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                      For the Six    For the Period
                                                                                                      Months Ended   Sept. 19, 1997+
                   Increase (Decrease) in Net Assets:                                                Feb. 28, 1999  to Aug. 31, 1998
===================================================================================================================================
Operations:        Investment income--net ..........................................................  $  4,787,399     $  9,221,382
                   Realized gain on investments--net ...............................................       675,444           79,494
                   Change in unrealized appreciation on investments--net ...........................    (1,035,911)       7,728,774
                                                                                                      ------------     ------------
                   Net increase in net assets resulting from operations ............................     4,426,932       17,029,650
                                                                                                      ------------     ------------
===================================================================================================================================
Dividends &        Investment income--net:
Distributions to     Common Stock ..................................................................    (3,637,620)      (6,240,612)
Shareholders         Preferred Stock ...............................................................    (1,048,912)      (2,359,680)
(Note 1f):         Realized gain on investments--net:
                     Common Stock ..................................................................      (622,192)              --
                     Preferred Stock ...............................................................      (217,728)              --
                                                                                                      ------------     ------------
                   Net decrease in net assets resulting from dividends and distributions
                   to shareholders .................................................................    (5,526,452)      (8,600,292)
                                                                                                      ------------     ------------
===================================================================================================================================
Capital Stock      Proceeds from issuance of Common Stock ..........................................            --      124,200,000
Transactions       Proceeds from issuance of Preferred Stock .......................................            --       80,000,000
(Notes 1e & 4):    Value of shares issued to Common Stock shareholders in reinvestment
                   of dividends and distributions ..................................................       295,325          337,005
                   Offering costs resulting from the issuance of Common Stock ......................            --         (304,402)
                   Offering and underwriting costs resulting from the issuance of Preferred Stock ..            --         (780,403)
                                                                                                      ------------     ------------
                   Net increase in net assets derived from capital stock transactions ..............       295,325      203,452,200
                                                                                                      ------------     ------------
===================================================================================================================================
Net Assets:        Total increase (decrease) in net assets .........................................      (804,195)     211,881,558
                   Beginning of period .............................................................   211,981,563          100,005
                                                                                                      ------------     ------------
                   End of period* ..................................................................  $211,177,368     $211,981,563
                                                                                                      ============     ============
===================================================================================================================================
                  *Undistributed investment income--net ............................................  $    721,957     $    621,090
                                                                                                      ============     ============
===================================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived
                         from information provided in the financial statements.                For the Six       For the Period
                                                                                               Months Ended      Sept. 19, 1997+
                         Increase (Decrease) in Net Asset Value:                               Feb. 28, 1999    to Aug. 31, 1998
================================================================================================================================
Per Share                Net asset value, beginning of period ..............................   $       15.88       $       15.00
Operating                                                                                      -------------       -------------
Performance:             Investment income--net ............................................             .59                1.10
                         Realized and unrealized gain (loss) on investments--net ...........            (.05)                .96
                                                                                               -------------       -------------
                         Total from investment operations ..................................             .54                2.06
                                                                                               -------------       -------------
                         Less dividends and distributions to Common Stock
                         shareholders:
                           Investment income--net ..........................................            (.44)               (.75)
                           Realized gain on investments--net ...............................            (.07)                 --
                                                                                               -------------       -------------
                         Total dividends and distributions to Common Stock shareholders ....            (.51)               (.75)
                                                                                               -------------       -------------
                         Capital charge resulting from issuance of Common Stock ............              --                (.05)
                                                                                               -------------       -------------
                         Effect of Preferred Stock activity:++
                           Dividends and distributions to Preferred Stock
                           shareholders:
                             Investment income--net ........................................            (.13)               (.28)
                             Realized gain on investments--net .............................            (.03)                 --
                           Capital charge resulting from issuance of Preferred Stock .......              --                (.10)
                                                                                               -------------       -------------
                         Total effect of Preferred Stock activity ..........................            (.16)               (.38)
                                                                                               -------------       -------------
                         Net asset value, end of period ....................................   $       15.75       $       15.88
                                                                                               =============       =============
                         Market price per share, end of period .............................   $       15.50       $     15.4375
                                                                                               =============       =============
================================================================================================================================
Total Investment         Based on market price per share ...................................            3.71%+++            8.06%+++
Return:**                                                                                      =============       =============
                         Based on net asset value per share ................................            2.44%+++           11.16%+++
                                                                                               =============       =============
================================================================================================================================
Ratios to Average        Expenses, net of reimbursement ....................................             .73%*               .47%*
Net Assets:***                                                                                 =============       =============
                         Expenses ..........................................................             .77%*               .75%*
                                                                                               =============       =============
                         Investment income--net ............................................            4.54%*              4.77%*
                                                                                               =============       =============
================================================================================================================================
Supplemental             Net assets, net of Preferred Stock, end of period (in thousands) ..   $     131,177       $     131,982
Data:                                                                                          =============       =============
                         Preferred Stock outstanding, end of period (in thousands) .........   $      80,000       $      80,000
                                                                                               =============       =============
                         Portfolio turnover ................................................           18.30%              71.37%
                                                                                               =============       =============
================================================================================================================================
Leverage:                Asset coverage per $1,000 .........................................   $       2,640       $       2,650
                                                                                               =============       =============
================================================================================================================================
Dividends Per            Series A--Investment income--net ..................................   $         335       $         735
Share on Preferred                                                                             =============       =============
Stock Outstanding:       Series B--Investment income--net ..................................   $         321       $         739
                                                                                               =============       =============
================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Commencement of operations.
      ++    The Fund's Preferred Stock was issued on October 7, 1997.
      +++   Aggregate total investment return.

            See Notes to Financial Statements.


                                    10 & 11

                   MuniHoldings California Insured Fund, Inc., February 28, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund will determine and make available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CLH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, Inc. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including any proceeds from the sale of Preferred Stock. For the six months ended February 28, 1999, FAM earned fees of $579,693, of which $43,247 was voluntarily waived.

During the period September 19, 1997 to August 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $600,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1999 were $38,508,887 and $39,331,225, respectively.

Net realized gains for the six months ended February 28, 1999 and net unrealized gains as of February 28, 1999 were as follows:

--------------------------------------------------------------------------------
                                                       Realized       Unrealized
                                                         Gains           Gains
--------------------------------------------------------------------------------
Long-term investments ............................     $  675,444     $6,692,863
                                                       ----------     ----------
Total ............................................     $  675,444     $6,692,863
                                                       ==========     ==========
--------------------------------------------------------------------------------

As of February 28, 1999, net unrealized appreciation for Federal income tax purposes aggregated $6,692,863, of which $6,774,137 related to appreciated securities and $81,274 related to depreciated securities. The aggregate cost of investments at February 28, 1999 for Federal income tax purposes was $205,275,061.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended February 28, 1999 increased by 18,592 as a result of dividend reinvestment and during the period September 19, 1997 to August 31, 1998, increased by 8,280,000 from shares sold and by 21,928 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that

                                    12 & 13

                   MuniHoldings California Insured Fund, Inc., February 28, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

may vary for the successive dividend periods. The yields in effect at February 28, 1999 were as follows: Series A, 3.00% and Series B, 2.00%.

Shares issued and outstanding during the six months ended February 28, 1999 remained constant and for the period September 19, 1997 to August 31, 1998 increased by 3,200 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended February 28, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $97,519 as commissions.

5. Subsequent Event:

On March 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065519 per share, payable on March 30, 1999 to shareholders of record as of March 24, 1999.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of MuniHoldings California Insured Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

CLH


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #HOLDCA--2/99

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